UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

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REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2024, the board of directors (the “Board”) of Rekor Systems, Inc. (the “Company”) approved an increase to the size of the Board by one seat, to nine members, and appointed Anne Townsend to fill the resulting vacancy. Ms. Townsend will serve for a term expiring at the Company’s 2024 annual meeting of stockholders, at which meeting she will be nominated by the Board to stand for election by the Company’s stockholders to serve for a term to expire at the next annual meeting of the stockholders.

Ms. Townsend, age 46, is Senior Principal Cybersecurity Engineer at the MITRE Corporation. In her role, she is responsible for providing leadership to the organization in the area of cybersecurity, concentrating on data security. Ms. Townsend joined MITRE in 2004. During the course of her employment, she has focused on cybersecurity challenges such as network perimeter defense, data security, and Internet of Things (IoT). Ms. Townsend holds a bachelor’s degree in business administration with a concentration in computer and information sciences from the University of Florida and a master’s degree in computer science with a concentration in information security from Boston University.

The Board has determined that Ms. Townsend is an independent director within the meaning of NASDAQ Rule 5605, and that her skills and experiences in the area of cybersecurity make her a qualified member of the Board.

Ms. Townsend’s compensation for service as a director will be consistent with that of the Company’s other nonemployee directors. Effective with her appointment, Ms. Townsend will be granted 50,000 restricted stock units subject to one-year vesting.

There are no arrangements or understandings between Ms. Townsend and any other persons pursuant to which she was selected as a director, and there are no transactions in which she has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s March 4, 2024 press release announcing Ms. Townsend’s appointment as a member of the Board is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 4, 2024.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: March 6, 2024	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

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